EXHIBIT 10.76


                                 LOAN AGREEMENT

        THIS AGREEMENT is made and entered into this 13 day of June, 1996 by and between OCEAN RANCH VACATION GROUP, a Florida General Partnership ("Borrower"), and BANKATLANTIC, a Federal Savings Bank ("Lender").

                              W I T N E S S E T H:

        WHEREAS, Borrower is the owner in fee simple of certain lands situate and lying in Broward County, Florida, as more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Property"); and

        WHEREAS, Borrower intends to construct certain improvements in the nature of renovations to an existing hotel (the "Improvements") in connection with the development of time share units upon the Property in accordance with the plans and specifications to be approved by Lender (the "Plans and Specifications"); and

        WHEREAS, Borrower has requested of Lender and Lender is willing to lend Borrower the sum of up to $12,700,000.00 to finance the acquisition of the Property and construction of the Improvements (the "Loan").

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration exchanged between the parties, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

                                    Article 1
                            RECITALS AND DEFINITIONS

        1.1 RECITALS. The foregoing recitals are acknowledged by the parties to be true and correct, and are incorporated herein by reference.

        1.2 DEFINITIONS. As used in this Agreement, the terms listed below shall have the following meanings:

        "ACCOUNT TO RECEIVE ADVANCES": That bank account established with Lender which shall be designated by Borrower or by Borrower's agent as the account to which Advances hereunder may be made by Lender.

        "ADDITIONAL ADVANCE":  Those Advances following the Initial Advance.

        "ADVANCE": A disbursement by Lender of a portion of the Loan proceeds to provide funds for the payment of Construction Costs or such other purposes, in accordance with the terms and provisions of this Agreement.

        "AGREEMENT" or "LOAN  AGREEMENT":          This   Loan Agreement.


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        "ARCHITECT": Arc Avenue, Inc. and any successor architect employed by
        Borrower and approved by Lender, in writing, for preparation of the Plans and Specifications for the construction of the Improvements.

        "ASSIGNMENT OF RENTS, LEASES AND DEPOSITS": An Assignment of Rents, Leases and Deposits of even date herewith from Borrower, assigning to Lender, among other items, all of its right, title and interest in and to all agreements for the lease of the Property, or any part thereof, if any, and any rents, issues and profits derived or to be derived from the Property.

        "ASSIGNMENTS": Collectively, (i) the Assignment of Rents, Leases and Deposits and (ii) the Collateral Assignment of Rights and Agreements Affecting Real Estate, (iii) the Collateral Assignment of Sales Contracts and (iv) the Collateral Assignment of Management Contract.

        "BIENNIAL WEEK": A period of seven (7) consecutive days during either an odd numbered calendar year or an even number calendar year during which time the Unit Week owner has the right to use the applicable time share unit.

        "BUSINESS DAY": Any day ending at 5:00 p.m. during which Lender is open for business.

        "CLOSING": The time of the execution and delivery of this Agreement by Borrower and Lender.

        "COLLATERAL ASSIGNMENT OF MANAGEMENT CONTRACT": An Assignment, Subordination and Termination Agreement executed or to be executed by the entity entering into the management contract with Borrower for management of the Property, to be acknowledged by Borrower, which shall assign to Lender among other items, all of such party's right, title and interest in and to its management contract for the management of the Property.

        "COLLATERAL ASSIGNMENT OF RIGHTS AND AGREEMENTS AFFECTING REAL ESTATE":
        A Collateral Assignment of Rights and Agreements Affecting Real Estate of even date herewith from Borrower, assigning to Lender, among other items, all of its right, title and interest in and to certain agreements entered into by Borrower with respect to the Property and certain licenses, permits and agreements affecting the Property.

        "COLLATERAL ASSIGNMENT OF SALES CONTRACTS": A Collateral Assignment of Sales Contracts executed contemporaneously herewith by Borrower, assigning to Lender, among other items, all of Borrower's right, title and interest in and to any Sales Contracts entered into by Borrower with respect to the Property.

        "COMPLETION DATE": The date construction of the Improvements is to be completed,


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        which date shall be in accordance with a construction schedule to be submitted by Borrower to Lender for approval by Lender and Lender's Construction Advisor which must be approved prior to any Advances for Construction Costs hereunder.

        "CONSTRUCTION COSTS": The approved out-of-pocket hard costs of labor, materials, demolition, land improvements, utility installation and other work to be performed and approved out-of-pocket soft costs incurred in connection with the construction and completion of the Improvements in accordance with the Plans and Specifications. Land acquisition costs and other soft costs shall not be included in Construction Costs.

        "CONSTRUCTION PERIOD": The period of time commencing as of the date of this Agreement through and including the Completion Date.

        "CONTRACTOR": HDL Construction Co., Inc., and any successor general contractor approved by Lender in writing.

        "CREDIT FACILITY LETTER": That certain letter executed by and between Lender and Borrower dated April 11, 1996, and all amendments thereto, the terms and conditions of which are hereby incorporated by reference herein, but in the event of any conflict or discrepancy between the terms of this Agreement and the Credit Facility Letter, the terms of this Agreement shall control.

        "DEFAULT RATE": The rate of interest after a default as set forth in the Note.

        "ENGINEER" OR "BORROWER'S ENGINEER": Any engineer retained directly or through the Architect and any successor engineer approved by Lender in writing for preparation of engineering plans and specifications and performance of engineering services in connection with the construction of the Improvements.

        "FINANCING STATEMENTS": Financing Statements from Borrower to Lender to perfect Lender's security interest in the personal property described in the Mortgage.

        "GAAP": Generally accepted accounting principles, consistently applied.

        "GENERAL CONTRACT": Any written contract between Borrower and a general contractor for the construction of the Improvements.

        "GOVERNMENTAL AUTHORITY": Any federal, state, county, municipal or other governmental department, commission, board, bureau, court, agency, or any instrumentality of any other governmental entity having jurisdiction over the Property.

        "GOVERNMENTAL REQUIREMENTS": Any law, statute, code, ordinance, order, rule, regulation, judgment, decree, writ, injunction, franchise, permit, certificate, license,


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        authorization, or other direction or requirement of any Governmental
        Authority now existing or hereafter enacted, adopted, promulgated, entered or issued applicable to the construction of the Improvements or to the Borrower.

        "GUARANTOR": Vacation Break U.S.A., Inc., a Florida corporation, who shall guarantee repayment of the Loan and performance of Borrower hereunder and under the Loan Documents.

        "GUARANTOR SUBSIDIARIES": The entities listed on Exhibit "B" attached hereto and made a part hereof which are subsidiaries of and wholly owned by Guarantor.

        "GUARANTY": Absolute Unconditional and Continuing Guaranty to be executed by Guarantor guaranteeing (a) repayment of the Note and all other indebtedness of Borrower to Lender and (b) performance by Borrower of all of Borrower's obligations under the Note, this Agreement and the other Loan Documents.

        "IMPOSITIONS": All (i) real estate and personal property taxes and other taxes and assessments, public or private; utility rates and charges including those for water and sewer; all other governmental and non-governmental charges and any interest or cost or penalties with respect to any of the foregoing; and charges for any public improvement, easement or agreement maintained for the benefit of or involving the Property of any kind and nature whatsoever that at any time prior to or after the executed of the Loan Documents may be assessed, levied or imposed against the Property, (ii) other taxes, assessments, fees and governmental and non-governmental charges levied, imposed or assessed upon or against Borrower or any of its properties and (iii) taxes levied or assessed upon the Mortgage and the Note, or either.

        "IMPROVEMENTS": The improvements to be constructed upon the Land in accordance with the Plans and Specifications, including any existing or future buildings, and all internal improvements contemplated, including all common areas, parking areas, utility hook-ups, together with the electrical, plumbing and other work necessary for the operation of the foregoing improvements, such as landscaping, flooring, etc., and all other improvements constructed or to be constructed on the Property in accordance with the Plans and Specifications.

        "INITIAL ADVANCE":  The first advance of the Loan proceeds.

        "LEASE": A legally enforceable Lease Agreement, in form and content approved by Lender.

        "LENDER'S CONSTRUCTION ADVISOR": A firm or individual approved by Lender (which will be an independent third party).


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        "LOAN DOCUMENTS": Those documents executed or submitted in connection with the Loan, including without limitation, (i) that certain Promissory
        Note in the principal amount of $12,700,000.00 (the "Note"), (ii) the Mortgage Deed and Security Agreement, (iii) this Loan Agreement, (iv) each Guaranty, (v) the Financing Statements, (vi) the Assignments, (vii) the Hazardous Substance Certificate and Indemnification Agreement,
        (viii) the Americans With Disabilities Certificate and Indemnification Agreement, (ix) the PPM Pledge Agreement, (x) the Security Agreement and
        (xi) all other documents and instruments executed by Borrower in connection with the Loan and/or as may be required by Lender or Lender's counsel.

        "LOAN IN BALANCE": or "IN BALANCE": That the unadvanced portion of the Loan, in the aggregate and in each item of Construction Costs, equals or exceeds the estimated remaining costs, in the aggregate and per item to complete the Improvements and to pay for all other items described in Exhibit "C", annexed hereto and made a part hereof. Lender's estimate of the remaining costs shall be determinative and binding upon Borrower.

        "MATURITY DATE": The date the Loan matures in accordance with the Note.

        "MORTGAGE": That certain Mortgage Deed and Security Agreement from Borrower to Lender securing the Note and the indebtedness of Borrowe to Lender thereunder in the amount of $12,700,000.00, which is a valid first mortgage lien on the Property and all fixtures and personal property owned by Borrower to be located on or used in connection with the Property.

        "NOTE": The Promissory Note executed by Borrower in favor of Lender in the principal amount of $12,700,000.00, evidencing the Loan.

        "PPM PLEDGE AGREEMENT": That certain Hypothecation and Pledge Agreement executed by PPM Brokerage Services, Inc. ("PPM") in favor of Lender, whereby PPM collaterally assigns, hypothecates and pledges in favor of Lender that certain promissory note in the original principal amount of $8,000,000.00, executed by Palm Vacation Group, a Florida Joint Venture, in favor of PPM.

        "SALES CONTRACT": A legally enforceable contract for purchase and sale in form and content satisfactory to Lender and its counsel, executed between Borrower and a bonafide third party purchaser for the purchase and sale of a Unit Week or a Biennial Week.

        "SURVEY": A survey of the Land, acceptable to Lender, prepared by a registered Florida land surveyor acceptable to Lender.

        "TITLE INSURANCE COMPANY": Commonwealth Land Title Insurance Company or such


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        other title insurance company as shall be acceptable to Lender.

        "TITLE INSURANCE POLICY": An American Land Title Association Loan Policy
        - 1970 (Amended October 17, 1970 and October 17, 1984) acceptable to Lender, issued to Lender by the Title Insurance Company.

        "UNIT WEEK": A period of seven (7) consecutive days each calendar year during which time the owner thereof has the right to use the applicable time share unit.

        1.3 OTHER DEFINITIONAL PROVISIONS. (a) The terms "material" and "materially" shall have the meanings ascribed to such terms under GAAP as such would be applied to the business of the Borrower, except as the context shall clearly otherwise set forth; (b) all of the terms defined in this Agreement shall have such defined meanings when used in other documents issued under, or delivered pursuant to, this Agreement, unless the context shall otherwise require; (c) all terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa; (d) accounting terms to the extent not otherwise defined shall have the respective meanings given them under, and shall be construed in accordance with GAAP; (e) the words "hereby", "hereto", "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (f) the masculine and neuter genders are used herein and whenever used shall include the masculine, feminine and neuter as well; and (g) whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the heirs, personal representatives, successors and assigns of such parties unless the context shall expressly provide otherwise.


                                    Article 2
                                    THE LOAN

        2.1 PROCEEDS OF THE LOAN. A portion of the Loan in the maximum amount of $1,500,000.00 is available to reimburse Borrower for costs incurred in connection with the acquisition of the Property. The balance of the Loan, after deduction for (i) the amount of the "Interest Reserve" (as described below) and
(ii) the allocation for the land cost, in the amount of $10,500,000.00, shall be available to finance construction of the Improvements; provided, however, that no Advances shall be disbursed for Construction Costs unless and until Borrower has first expended, from its own funds, an amount of not less than $1,000,000.00 against Construction Costs for the Improvements ("Borrower's Additional Equity"). Borrower will be renovating the Property in connection with the development of 99 or 100 time share units (the "Units") on the Property. Provided there does not exist an Event of Default and no event which with notice or lapse of time or both would become an Event of Default and subject to the terms of this Agreement, Lender will lend and advance for the account of Borrower from time to time under the Loan such sums as may be required to finance construction of the Improvements in accordance with the construction budget to be prepared by

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Borrower and submitted to Lender for Lender's approval in Lender's sole discretion (after Borrower has funded, and Lender has approved, Borrower's Additional Equity). The Loan shall mature on a "Maturity Date" as set forth in the note evidencing the Loan and no advances shall be available thereunder after the Maturity Date.

        2.2 INTEREST RESERVE. A sum equal to $700,000.00 as and for an interest reserve (the "Interest Reserve") shall be established out of the Loan proceeds to be used for the sole purpose of paying the interest due and owing under the Note until such time as the Interest Reserve is fully expended; provided, however, that no such funding of interest owing under the Note will occur under the Interest Reserve unless and until Borrower has first expended from Borrower's own funds the total amount of $500,000.00 in payment of interest accruing under the Note. Borrower hereby authorizes Lender to draw upon the Interest Reserve for interest payments due under the Note on a monthly basis. Notwithstanding the establishment of the Interest Reserve, Borrower shall be responsible for all interest payments due under the Note, and, upon the Interest Reserve being fully expended, or, upon the occurrence of any default under the Note, this Agreement or in any of the Loan Documents, Borrower shall make all interest payments using Borrower's own funds.

        2.3 SECURITY FOR THE LOAN. Borrower's obligation to repay the Loan is evidenced by the Note executed simultaneously herewith, which sets forth the method for payment, rate of interest, and such further terms as are therein set forth. The repayment of the Note is to be secured by the Loan Documents, which documents Borrower shall deliver, or cause to be delivered, to Lender simultaneously with the execution of the Note.

                                    Article 3
                         REPRESENTATIONS AND WARRANTIES

        Borrower hereby represents and warrants to Lender that so long as credit remains available to Borrower or there is any outstanding balance due under the
Note:

               (a) Borrower has the power to engage in all the transactions contemplated by this Agreement and has full power, authority and legal right to execute and deliver, and to comply with its respective obligations under the Loan Documents, which documents constitute the legally binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

               (b) To the best of its knowledge and belief, there is no suit, action, or proceeding pending or threatened against or affecting Borrower, the Land or the Improvements before or by any court, administrative agency or other Governmental Authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of Borrower to comply with the terms hereof.

               (c) Neither the execution nor delivery of any of the Loan Documents, nor

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        any other document relating hereto, will conflict with or result in a breach of any of the provisions of the Charter, Articles of Incorporation or By-Laws or the Partnership Agreement, where applicable, of Borrower or of any Guarantor or of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other Governmental Authority, or of any agreement or other instrument to which Borrower or any Guarantor is a party or by which any of them are bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of Borrower or the Land and/or Improvements, other than those created under this transaction in favor of Lender.

               (d) No consent, approval or other authorization of or by any Governmental Authority is required in connection with the execution or delivery by Borrower of the Loan Documents, or compliance with the provisions hereof or thereof.

               (e) All approvals from Governmental Authorities having jurisdiction over the Land and Improvements and all other entities, including, but not limited to, those approvals involving access, zoning, permits, and use, have been or will be obtained relative to the construction of the Improvements and remain in full force and effect without restriction or modification.

               (f) Borrower has good and marketable title to the Land and the collateral as defined in the Mortgage, the Security Agreement, the Financing Statements and the Assignments given as security to the Lender, free and clear of all mortgages, pledges, liens, security interests or other encumbrances, except for those exceptions appearing in the title insurance commitment pursuant to which the Title Insurance Policy will be issued, approved and accepted by Lender and Lender's counsel as to form and content. Borrower will warrant and defend the Land and the aforesaid collateral against the claims and demands of all third parties.

               (g) Subject to any limitation stated thereon or by Borrower or Guarantor in writing and accepted by Lender, all balance sheets, earnings statements and other financial data which have been or shall hereafter be furnished to Lender to induce it to enter into this Agreement or otherwise in connection with the Loan, do or will fairly represent the financial condition of Borrower and Guarantor as of the dates thereon and are the results of their operations for the period for which the same are furnished to Lender. Such financial documentation has been or will be prepared in accordance with GAAP, and all other information, reports and other papers and data furnished to Lender are or will be, at the time the same are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. There are no material liabilities of any kind of Borrower or Guarantor as of the date of the most recent financial statements which are not reflected therein. There have been no materially adverse changes in the financial condition or operation of Borrower or Guarantor since

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        the date of such financial statements.

               (h) Borrower will pay all Impositions and obligations, including tax claims, when due, except such as Borrower contests in good faith by an appropriate proceeding, in which event Borrower shall furnish to Lender, if requested, a bond or other security satisfactory to Lender in an amount sufficient to protect Lender and its interest herein.

               (i) Borrower will not change the Title Insurance Company, the Contractor, the Architect or the Engineer, without the prior written consent of Lender.

               (j) The construction, if any, heretofore performed on the Improvements has been performed in accordance with the Plans and Specifications as approved by Lender, and, to Borrower's knowledge, there are no structural defects in the Improvements and no violation of any applicable zoning, building or any other local, state or federal laws, ordinances and regulations existing with respect to the anticipated use and construction thereof, and Borrower has obtained or shall obtain prior to any funds being advanced hereunder for the construction of the Improvements, all Governmental Requirements required by all Governmental Authorities regulating such construction and use, and Borrower is in compliance with all laws, regulations, ordinance and orders of all Governmental Authorities.

               (k) All utility services necessary for the construction of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Land, including water supplies, storm and sanitary sewer facilities, and gas, electric and telephone facilities, and Borrower has obtained all necessary permits and permissions required from Governmental Authorities for unrestricted access to the use of such services in connection with the construction and subsequent use of the Improvements.

               (l) The Property is not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty, and there are no soil conditions which would interfere with the construction of the Improvements.

               (m) Borrower has not made any contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a lien on the Property, except for the contracts with the Architect, the Contractor and any subcontractors whose lien rights will be subordinate to the lien of the Mortgage. There have been no amendments or modifications to the General Contract or the contract with the Architect or Engineer or any other contract approved by Lender, except as approved by Lender; there is in existence no default or grounds for default under any contract, and, the General Contract and all other contracts are in full force and effect.

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               (n) All roads necessary for the full utilization of the
        Improvements for their intended purposes have either been completed or the necessary rights of way therefor have either been acquired by the appropriate local authorities or have been dedicated to public use and accepted by such local authorities, and all necessary steps have been taken by Borrower and such local authorities to assure the complete construction and installation thereof.

               (o) There is no default on the part of Borrower under this Agreement, the Note or the Mortgage, or any other Loan Document, and no event has occurred and is continuing which with notice, or the passage of time, or either, would constitute a default under any provision hereof or thereof.

               (p) Borrower has dealt with no broker or finder in connection with the Loan. Borrower hereby agrees to indemnify Lender and to hold the Lender harmless of and from any and all claims for broker's or finder's fees or commissions in connection with the Loan and agrees to pay all expenses (including but not limited to attorney's fees and expenses) incurred by Lender in connection with the defense of any action or proceeding brought to collect any such fees and commissions, or otherwise relating to any such broker's claims resulting from or arising out of any claim that Borrower consulted, dealt or negotiated with the person or entity making such brokerage claim.

               (q) Borrower has filed or caused to be filed all tax returns, which to the knowledge of Borrower, are required to be filed, and has fully paid all taxes shown to be due and payable on said returns or any assessments made against it or its property, and all other taxes, fees, or other charges imposed on it or any of its property by any Governmental Authority. No tax liens have been filed and, to the knowledge of Borrower, no claims are being made or may hereafter be asserted with respect to any such taxes, fees or other charges except for those, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves have been established in conformity with GAAP; provided, however, that such failure to file or pay such tax liens or claims do not, in the aggregate, have a material adverse effect on the business operations, property or financial or other condition of Borrower, and cannot reasonably be expected to have an adverse effect on the ability of Borrower to perform any of its obligations in any material respect under this Agreement, the other Loan Documents, or under any other contractual obligation.

               (r) All warranties and representations contained in the Mortgage and the other Loan Documents are true and correct and are incorporated herein by reference as if set out in full.

               (s) The Plans and Specifications have been approved by Borrower, each Governmental Authority and the City of Pompano Beach and Lender.

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               (t) To the best of Borrower's knowledge, there is (i) no plan, study or effort by any Governmental Authority or any non-governmental person or agency which may adversely affect the current or planned use of the Property or (ii) no intended or proposed Governmental Requirements (including, but not limited to, zoning changes) which may adversely affect the current or planned use of the Property.

               (u) There is no moratorium or like governmental order or restriction now in effect with respect to the Property and to the best of Borrower's knowledge, no moratorium or similar ordinance or restriction is now contemplated.

               (v) All permits, approvals and consents of Governmental Authorities and public and private utilities having jurisdiction necessary in connection with the Property are available for issue and will be issued upon the application therefor by Borrower.

               (w) No defect or condition of the Land or soil or geology thereof exists which will impair the construction, use or operation of the Improvements or the Property for its intended purpose.

               (x) All labor and materials contracted for in connection with the construction of the Improvements shall be used and employed solely on the Land in said construction and only in accordance with the Plans and Specifications.

               (y) To the best of Borrower's knowledge, the Survey and all plot plans and other documents heretofore furnished by Borrower to Lender with respect to the Property are accurate and complete as of their respective dates. There are no encroachments onto the Land and no improvements on the Land encroaching onto any adjoining property.

               (z) The amount of the Construction Costs are accurate, true and correct and are satisfactory to Borrower.

        All of the representations and warranties of Borrower as set forth in this Agreement shall survive the making of this Agreement and the full repayment of the Loan; accordingly, in the event of any claims against Lender, resulting in the breach of any of the foregoing warranties and representations, Borrower shall and hereby agrees to indemnify Lender for any such claims notwithstanding the full repayment of the Loan. Each and every requisition submitted by Borrower for funds under this Agreement shall constitute a new and independent representation and warranty to Lender with respect to all of the matters set forth in this Agreement, as of the date of such application.

                                    Article 4
                        AFFIRMATIVE COVENANTS OF BORROWER

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        4.1 COMPLIANCE WITH LAWS. Borrower shall do, or cause to be done, all of the things necessary to preserve, renew and keep in full force and effect, its existence as a general partnership and its rights, licenses and permits and shall comply with all laws applicable to it, operate its business in a proper and efficient manner and substantially as presently operated or proposed to be operated, and at all times shall maintain, preserve and protect all franchises and trade names and preserve all property used or useful in the conduct of its business, and keep the same in good repair, working order and condition, and from time to time make or cause to be made any needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

        4.2 BOOKS, RECORDS AND FINANCIAL STATEMENTS. Borrower shall (with respect to the Property and otherwise) keep and maintain all books, records and accounts in accordance with GAAP, and shall furnish, and shall have Guarantor furnish to Lender, such financial statements as may be required by Lender on an annual and interim basis and as set forth in other parts of this Agreement. Annual financial statements (consolidating and consolidated) of Vacation Break U.S.A., Inc. (which shall include Borrower and the Guarantor Subsidiaries), all prepared in accordance with GAAP, by a certified public accountant approved by Lender, shall be submitted to Lender on an annual basis throughout the term of the Loan, within one hundred twenty (120) days after the end of each calendar year. Copies of all tax returns with attached schedules of Borrower and Guarantor shall be submitted to Lender within fifteen (15) days of the timely filing of the same. Internally prepared financial statements as to Borrower shall be furnished to Lender within one hundred twenty (120) days of the end of each calendar year. In addition, such other financial information relating to Borrower and Guarantor as Lender may reasonably require during the term of the Loan, shall be submitted upon request.

        4.3 OPERATING AND RENT STATEMENTS: Borrower shall submit to Lender financial statements of income and expenses accurately setting forth the operations of the Property on a quarterly and annual, consolidated basis.

        4.4 AUDIT: Lender shall have the right, at Borrower's sole cost and expense, to audit the books and records relating to the Property, at such times as required by Lender, in Lender's sole and absolute discretion. Notwithstanding the foregoing, in the event that Lender exercises its right to audit the books and records of Borrower relating to the Property and such audit does not reveal any material discrepancies, then in that event the audit shall be at Lender's expense provided, however, that if at the time of the audit there has been an event of default under the Loan, then such audit shall be at Borrower's expense regardless of the results.

        4.5 LIENS AND ASSESSMENTS. Borrower shall properly pay and discharge (a) all taxes, assessments and governmental charges filed upon or against Borrower or its assets prior to the date on which penalties are attached thereto, unless, and to the extent, such taxes, assessments or charges are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established; and (b) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of Borrower (including the Land or the Improvements), unless and only to the extent that the same are transferred to bond, being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

        4.6 INSURANCE REQUIREMENTS. Borrower shall, at its expense, comply with all of the insurance requirements set forth in this Agreement and the Mortgage throughout the term of the Loan.

        4.7 LENDER INSPECTIONS. Borrower shall allow Lender and/or any representatives or agents of Lender, including Lender's Construction Advisor, to enter onto and inspect the Property, and such other premises as Borrower may use in its business operations to examine the books and the records of Borrower and to review the progress of the construction of the Improvements with Borrower's officers and employees, all at such reasonable times and as often as the Lender may request. Borrower shall provide to Lender, its representatives and Lender's Construction Advisor, incident to its request and at its option, adequate facilities at all times for inspection of the construction work by the Lender's Construction Advisor and Lender's other authorized representatives and Borrower shall afford full and free access to the Land and the Improvements to such persons as may be designated from time to time by Lender. Borrower shall cause the Contractor and other contractors to cooperate with Lender, Lender's Construction Advisor and such agents and representatives of Lender in the exercise of the performance of their duties hereunder. Lender will conduct monthly inspections (and additional inspections, as needed) by Lender's Construction Advisor on behalf of Lender and Borrower shall be responsible for the cost of such third party inspection and to reimburse Lender for all out-of-pocket expenses incurred in connection therewith. All inspections and other services rendered by or on behalf of Lender shall be rendered solely for the protection and benefit of Lender. Neither Borrower nor any third person shall have the right to rely on such inspections or be entitled to claim any loss or damage against Lender or against its agents or employees for failure to properly discharge their duties. These provisions shall not, in any way, impose on Lender any obligation to inspect or to correct any defects discovered or to notify any person with respect thereto.

        Borrower shall, within one (1) week after notice has been given by Lender to Borrower, proceed to remove all fixtures, equipment, and other materials, howsoever affixed or completed, which do not conform to the Plans and Specifications or which Lender otherwise determines, in its reasonable discretion, to be unsatisfactory. Borrower shall immediately thereafter and from its own funds make all necessary repairs thereto.

        4.8 BORROWER COMPLIANCE. Borrower shall: (a) make full and timely payments of the principal and interest due and owing under the Note and all other indebtedness of Borrower to Lender, whether now existing or hereafter arising; (b) duly comply with all of the terms and covenants contained in each of the Loan Documents; and (c) at all times maintain the liens and security interest provided for under or pursuant to this Agreement and the Loan Documents as valid and perfected liens and security interests on the property intended to be covered thereby.

        4.9 HAZARDOUS WASTE. Borrower shall keep and maintain the Land in compliance with, and shall not cause or permit the Land to be in violation of any, federal, state or local laws, ordinances or regulations including, without limitation, those relating to zoning, building, occupational safety and health, industrial hygiene or to the environmental conditions on, under or about the Land, including, but not limited to soil and ground water conditions. Borrower shall not use, generate, manufacture, store or dispose of, on, under or about the Land or transport to or from the Land any flammable explosives, radioactive materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," and "toxic substances" under any applicable federal or state laws or regulations (collectively, the "Hazardous Materials"). The provisions set forth in the Mortgage and the other Loan Documents relating to Hazardous Materials and indemnification of Lender in connection therewith are hereby incorporated by reference herein. Lender may require that all violations of law with respect to Hazardous Materials be corrected and that Borrower obtain all necessary environmental permits before Lender shall fund the Initial Advance or any subsequent Advance under the Loan, at Lender's sole option.

        4.10 ACTIONS AGAINST BORROWER. Borrower will promptly notify Lender upon the commencement of any material action (i.e. involving more than $10,000.00), suit or claim or counterclaim or proceeding against Borrower (except when such alleged liability is fully covered by insurance). Borrower shall also promptly notify Lender in writing of (a) any material assessments by any taxing authorities for unpaid taxes as soon as Borrower has knowledge thereof; (b) any alleged default by Borrower in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or indenture or instrument to which the Borrower is a party, or which is binding upon Borrower, and upon any default by Borrower in the payment of any of its indebtedness; (c) any contemplated change in the construction work being performed on the Improvements which may result in an increase in the budgeted cost therefor of more than $2,500.00; (d) any action or proceeding instituted by or against Borrower in any Court or by any Governmental Authority or of any such proceedings threatened against Borrower which might result in a judgment or judgments; and (e) any other action, event or condition of any material nature (i.e. involving more than $10,000.00) known to Borrower or of which it should have knowledge which constitutes an Event of Default, or a default of Borrower under any contract, instrument or agreement to which it is a party or by which it or any of its properties or assets may be bound or to which they may be subject, which default may have a material adverse effect upon the business, operations, properties, assets or conditions (financial or otherwise) of Borrower.

        Borrower shall furnish to Lender a copy of any notice, claim or demand given by

Borrower to or received by Borrower from any contractor, subcontractor or material supplier, promptly upon the giving or receipt of such notice, claim or demand, if such notice, claim or demand is material (i) to the performance of Borrower hereunder or under any other Loan Documents; (ii) to the performance of Borrower or any contractor under any contract or subcontract for materials or labor; or (iii) to the acquisition or maintenance of any building or development, license, permit or similar matter required in connection with the completion of the Improvements.

        4.11 PUBLICITY/SIGNAGE. Lender shall have the right to secure printed publicity through newspapers and other media concerning the Property and the financing provided by Lender. At Lender's request, during construction, Borrower shall place upon the Property a sign or signs announcing that financing is being provided by Lender. Lender shall furnish the sign at Lender's expense and Borrower shall install the sign at Borrower's expense. The sign shall be installed at the same location as the project sign, if any, or at such other location acceptable to Lender. Borrower shall be responsible for obtaining any permit required for the sign and for any other expenses regarding the sign.

        4.12 DEPOSITORY RELATIONSHIP. Borrower shall establish a satisfactory depository relationship with Lender and shall cause Guarantor to establish a satisfactory depository relationship with Lender. Borrower shall maintain all of Borrower's accounts with regard to the Property with Lender inclusive of all sales deposits. To the extent that sales deposits are escrowed, Borrower shall cause the Escrow Agent to maintain such escrow accounts with Lender. Borrower acknowledges that the maintenance of the depository relationship by Borrower and Guarantor with Lender is a requirement in consideration of the Loan and the interest rate thereunder and Borrower agrees that (a) the aggregate deposits maintained by Borrower, Guarantor and their affiliates with Lender (inclusive of Palm Vacation Group and the Guarantor Subsidiaries listed on Exhibit "B") shall be no less than $2,000,000.00 prior to Closing and through the term of the Loan (provided, however, that in the event that the existing loan by Lender to Palm Vacation Group is repaid in full, such deposit requirement shall be reduced to $1,000,000.00) and (b) a sum of not less than $1,000,000.00 shall be placed by Guarantor in an account with Lender representing proceeds from a recent initial public offering (Lender acknowledges that such proceeds may be utilized by Borrower from time to time for acquisitions and other expenses).

        4.13 SALES REPORTS. Borrower shall throughout the term of the Loan, on a monthly basis, submit to Lender sales reports identifying the status of all Sales Contracts, which reports shall include, without limitation, the following information: (i) identification of the Units and Unit Week; (ii) the purchase price(s) therefor; (iii) the deposit amount(s); (iv) the identity of the escrow agent holding the deposit(s); (v) the name and address of each purchaser (vi) reservations and other sales activities and (vii) any other information relating to the sales program of Borrower as may be requested by Lender from time to time. Borrower shall provide to Lender (if requested by Lender) duplicate originals or certified copies of each Sales Contract entered into prior to or subsequent to the date of closing.

                                    Article 5
                         NEGATIVE COVENANTS OF BORROWER

        Borrower covenants and agrees that, from the date hereof and until payment in full of the Note and all other indebtedness to Lender under this Agreement, Borrower agrees to not do any of the following without Lender's prior written consent, which shall be in Lender's sole and absolute discretion:

               (a) After approval by Lender, amend, or permit to be amended or modified, cancelled or terminated, the Plans and Specifications, the General Contract (if applicable) or any of the other contracts relating to the construction of the Improvements, or any other document referred to herein including, without limitation, any Lease or Sales Contract except in the ordinary course of business; or

               (b) Assign, pledge or encumber this Agreement; or

               (c) Cause, permit the filing or occurrence of or allow to remain any lien, security interest or encumbrance against the Land in favor of any third party with respect to the Land and/or the Improvements or any item of property, whether or not a fixture, installed thereon or stored on such site, and Borrower shall keep such property free from any such lien, security interest or encumbrance. Borrower acknowledges that no Advances will be made while any liens encumber the Land or the Property; or

               (d) Transfer, assign, pledge, mortgage or hypothecate its interest in the Land and/or the Improvements; or

               (e) Change the entity comprising Borrower or any ownership interest therein, whether by conveyance, by transfer of stock, by transfer of partnership interest by transfer of beneficial or equitable interest in any trust or otherwise; or

               (f) Undertake additional financing to be secured by any lien or security interest on the Land and/or the Improvements or any additional financing on any other real or personal property encumbered in favor of Lender to secure the Loan. Specifically excluded from the foregoing shall be any notes receivable obtained by Borrower in connection with the sale of time share units, to the extent such notes receivable have been pledged to an hypothecation lender. Additionally, Borrower, in connection with the sale of time share weeks for each Unit, shall have the right to borrow from Borrower's hypothecation lender against Sales Contracts as to Unit Weeks which have not yet been released from the Mortgage provided, however, that the following conditions have been met:
        (i) the aggregate principal amount of such borrowings may not exceed $5,000,000.00; (ii) Borrower may obtain such financing only during a period of fourteen (14) months commencing from the date of Closing, and (iii) there has been no default by Borrower under the Loan. Prior to any funding by the hypothecation lender, Borrower, Lender and the hypothecation lender shall enter into a tri-party agreement which shall more particularly set forth the rights of the respective parties in connection with such pre-sale financing, which agreement shall be satisfactory to Lender and its counsel, in their sole and absolute discretion. Borrower shall furnish to Lender concurrent with the Sales Reports provided for hereunder, a report as to all financing against Sales Contracts with regard to Unit Weeks which have not been released from the Mortgage; or

               (g) Guarantee or otherwise in any way become or be contingently liable or responsible for the obligations of any other person, except for guaranties given to Lender; or

               (h) Enter into any leases of the Land or the Improvements, or any portion thereof or amend any existing leases which had been previously approved by Lender except in the ordinary course of business; or

               (i) Publicize or advertise in any signs, advertising materials, sales brochures or other sales offering materials, the name of Lender as a source of financing; or

               (j) Violate or permit to be violated any of the negative covenants described in the Mortgage or other Loan Documents; or

               (k) Make or cause to be made any contract or subcontract for, or use or permit to be used, materials, equipment or fixtures of any kind which are to be incorporated in or become a part of the Improvements if title to such materials, equipment or fixtures is (i) reserved under a conditional sales contract or similar title retention agreement; (ii) subject to a security interest in favor of any third person or (iii) subject to a lease agreement. All materials, equipment and fixtures used in connection with the Improvements shall be free and clear of and from all liens. All materials, equipment and fixtures delivered upon the Land for the purpose of being used in the construction of the Improvements shall be considered annexed thereto and shall become a part of the Land as if actually incorporated in the Improvements and shall be subject to this Agreement. Nothing herein contained shall be construed to make Lender responsible for any loss, damage or injury to such materials, equipment or fixtures nor for payment of the same unless payment is specifically allocated therefor in an ordinary request for Advance; or

               (l) Change the entities comprising the General Partners or any ownership interest therein, whether by conveyance, by transfer of stock or otherwise.

                                    Article 6
                          CONSTRUCTION OF IMPROVEMENTS

               (a) COMMENCEMENT OF CONSTRUCTION. Borrower shall cause the Contractor to commence the construction of the Improvements in accordance with the Plans and Specifications.

               (b) COMPLETION OF CONSTRUCTION. Borrower shall proceed diligently in connection with the construction of the Improvements, employing sufficient workmen and supplying sufficient materials for that purpose, so that the Improvements shall be completed (including landscaping, parking, street improvements, curbs, sidewalks, grading, utilities, and connections as may be required for normal use thereof) in accordance with the Plans and Specifications and ready for occupancy and use by no later than the Completion Date, free and clear of all liens or claims for materials, labor, services or other items furnished in the construction of the Improvements, and in full compliance with all building, zoning, environmental, concurrency and all other applicable local, state and federal ordinances and regulations. Provided, however, that in the event of strikes or other labor disputes, shortages of material, accidents, acts of God or other occurrence or occurrences beyond the reasonable control of Borrower which shall necessitate a delay in such completion, the Completion Date shall be extended for such time or times as shall be necessary, but in no event for more than ninety (90) days in the aggregate beyond the anticipated Completion Date.

               In the event that Borrower does not, on or before the Completion Date, obtain a final Certificate of Occupancy for the Improvements from the City of Pompano Beach and a certificate of completion from Lender's Construction Advisor, Engineer (as applicable) or Architect, at the option of Lender, the same shall be and constitute an Event of Default hereunder.

               (c) ADDITIONAL CONSTRUCTION PROVISIONS. Borrower additionally covenants and agrees that:

                      (i) A complete set of the Plans and Specifications shall
               have been delivered to Lender, each page of which has been initialed or otherwise identified by the Lender, the Contractor and the Borrower prior to beginning any work on the Improvements. All changes in the Plans and Specifications, including, without limitation, change orders under the General Contract, must be requested in writing by Borrower and shall be conditioned upon the written consent of Lender, which consent may be subject to such conditions and qualifications as Lender, in its sole discretion, may require.

                      (ii) The construction of the Improvements will be
               performed in strict conformity with the Plans and Specifications, all Governmental Requirements of all Governmental Authorities, including, without limitation, applicable environmental laws, rules, statutes, resolutions, ordinances, regulations and codes, having jurisdiction over the Land and the Improvements.

                      (iii) All materials and labor to be used in the
               construction of the Improvements shall be first quality and, regardless of performance by the Contractor, the construction of the Improvements shall proceed diligently and continuously and such construction will be completed on or before the Completion Date.

                      (iv) Borrower shall fully pay for all the Improvements,
               including, without limitation, all buildings, appurtenances and fixtures, equipment, landscaping, walls, driveways, approaches and walks which may be called for in the Plans and Specifications, and all materials contracted or purchased and all labor contracted or hired for or in connection with the construction of the

               Improvements. Borrower further covenants to use the funds advanced in connection with the Loan in payment of material bills, labor and services in and for the construction of the Improvements on the Land and for no other purpose, except as set forth in other parts of this Agreement. Borrower shall comply with the Construction Contract Prompt Payment Law contained in the Florida Construction Lien Law notwithstanding Lender's failure or delay in funding any requests for Advances or Lender's cessation of funding any such request in accordance with the terms of this Agreement. Prior to the commencement of construction of the Improvements and throughout the construction of the Improvements, Borrower shall provide to Lender a true, correct and complete list of the names and addresses of all contractors, subcontractors, major contract materialmen, suppliers and actual or potential lienors (as defined in the Florida Construction Lien Law), which list shall be certified by Borrower. Borrower shall, at all times during the construction of the Improvements provide to Lender, within five (5) days of Borrower's receipt thereof, copies of all Notices to Owner, claims of lien and demands for sworn statements of account, issued by any party whether pursuant to any Notice of Commencement or otherwise, in connection with the construction of the Improvements.

                      (v) The Improvements when erected will be wholly within
               the building setback lines however established, and the Improvements will not violate applicable use, construction or other restrictions, zoning laws or regulations. Borrower will furnish satisfactory evidence with respect thereto, together with a Survey by a registered land surveyor, showing that the construction is entirely on the Land and free from such violations, and does not encroach upon or over any easements, rights-of-way or lands of others.

                      (vi) On or before the Completion Date, Borrower shall
               deliver to Lender a certificate or certificates of occupancy or their equivalent issued by the Governmental Authorities having jurisdiction over the Land and Improvements and confirming that construction of the Improvements has been completed in accordance with all applicable requirements.

                      (vii) Subsequent to the staking out of any building, and
               prior to the excavation for installation of subsurface structures (including footings, piles and the like) or disturbances to existing contours, Borrower shall provide to Lender a certification of the registered land surveyor, in form and substance satisfactory to Lender, to the effect that (i) the property lines have been properly established; (ii) each building as staked out, will be located within the property lines of the Land and otherwise in accordance with the Plans and Specifications; and (iii) the location of each building, as staked out, complies with all applicable zoning ordinances and regulations and/or the requirements or conditions contained in restrictions of record or those of public authorities.

                      (viii) Borrower and all contractors shall satisfy and
               comply with all Governmental Requirements applying to and affecting the construction of the Improvements and shall obtain and maintain in full force and effect until the Loan has been repaid in full, all necessary licenses, permits and similar matters with respect to the Improvements without cost or expense to Lender. In the event any such license, permit or similar matter is threatened in writing by any Governmental Authority or subjected to any action before any Governmental Authority, Lender may refuse to make further Advances hereunder until such license, permit or similar matter is reinstated or such action is terminated.

               (d) EXTRA WORK. No extra work nor change in the approved Plans and Specifications or supplements thereto which involves an expenditure in an amount exceeding $5,000.00 shall be permitted or authorized by Borrower without first obtaining written approval of Lender. Before Lender shall be required to consider any such change in the Plans and Specifications, firm bids, and other information or documentation respecting the proposed extras or change shall be furnished by Borrower to Lender, and it shall be within the sole discretion of Lender to determine if such extra, change or alteration shall be approved. If Lender does approve any proposed extra work, change, alteration or addition, and if Lender deems the same necessary after taking into account Borrower's Equity in the Property, Borrower shall immediately deposit with Lender, as an addition to the Construction Fund, the full cost of such extra work, change, alteration and addition as estimated by Lender, and the sum of money shall be held and disbursed by the Lender upon the same terms and conditions as provided herein with respect to other payments from the Construction Fund or Advances. No material shall be purchased or work or labor performed in connection with the extra work, change or alteration or addition until the full cost thereof has been paid to Lender and deposited in the Construction Fund as required hereunder.

                                    Article 7
              CONDITIONS PRECEDENT TO FIRST AND ADDITIONAL ADVANCES

        The obligations of Lender to make the Initial Advance and all additional Advances under the Loan are subject to the following conditions precedent:

               (a) REPRESENTATIONS AND WARRANTIES. The representations, covenants and warranties made by Borrower in this Agreement and all Loan Documents shall be true and correct on and as of the date of such Advance.

               (b) NO DEFAULT. There shall be no default under this Agreement, the Note, the Mortgage, or any other Loan Document, nor shall there be an event which would be a default but for the passage of time or the giving of notice or both.

              (c) DELIVERY OF LOAN DOCUMENTS. All of the Loan Documents shall have been duly executed and delivered to Lender, and the Mortgage, Financing Statements, the Assignments and other recordable Loan Documents, shall have been recorded in the appropriate public offices.

              (d) DELIVERY OF OTHER DOCUMENTATION. Borrower shall have delivered, or caused to be delivered to Lender, at least five (5) days prior to the intended date of the Initial Advance those items set forth on Exhibit "D" annexed hereto and made a part hereof.

              (e) EQUITY. Borrower shall deliver to Lender satisfactory evidence of payment of that portion of the total Construction Costs which are not being funded under the Loan ("Borrower's Equity") and shall deliver to Lender such other and detailed information concerning the components of the Construction Costs as may be required by Lender. Any portion of the total Construction Costs allocated to Borrower's Equity, and not paid or otherwise accounted for to Lender's satisfaction, shall, at Lender's option, be deposited by Borrower with Lender (in an interest bearing account at prevailing demand deposit rates) together with any other funds required to be so deposited under this Agreement ("Equity Funds"); such funds to be held and disbursed by Lender as provided in this Agreement. In the event the total Construction Costs increase, Borrower's Equity will increase accordingly, and Borrower shall deliver to Lender additional satisfactory evidence of payment. There shall be at all times undisbursed funds sufficient to complete the Improvements; otherwise Lender has the option to require expenditures of such additionally required funds by Borrower prior to any subsequent disbursement by Lender.

               If at any time prior to funding or during the term of the Loan, Lender determines, in its sole and absolute judgment, that the portion of the Loan then undisbursed, together with Borrower's Equity, is insufficient to fully complete the construction of the Improvements and to pay the Construction Costs, as well as all interest and all other charges to be incurred on the Loan, including, without limitation, the fees of Lender's Construction Advisor or the Architect and Lender's counsel, then Borrower shall, upon the demand of Lender, deposit with Lender, in cash, such Equity Funds as Lender determines will be necessary for such purpose in excess of the undisbursed portion of the Loan. No interest will accrue on such Equity Funds but the same will be maintained by Lender in a separate account and held for the performance of Borrower's obligations hereunder.

               Borrower agrees that the Equity Funds to be deposited by Borrower with Lender in accordance with the applicable provisions hereof shall be advanced by Lender prior to the advance of any proceeds of the Loan, upon the same terms and conditions as herein provided with reference to other payments.

               Notwithstanding anything in the foregoing to the contrary, prior to any Advances under the Loan other than the initial Advance allocated to the land and advances under the Interest Reserve, Borrower shall furnish Lender with satisfactory evidence of the expenditure of Borrower's Additional Equity as provided above.

               (f) FEES, CHARGES AND PREMIUMS. Borrower shall have paid for all recording, filing and conveyancing in connection with the closing and for any other charges, including, without limitation, Lender's fees and costs, transfer taxes and title insurance fees, costs or premiums and legal fees and disbursements of Lender's attorneys in connection with this Loan.

               (g) IN BALANCE. That the Loan shall at all times be In Balance. Borrower shall furnish to Lender or to Lender's Construction Advisor, upon written request of Lender or Lender's Construction Advisor, within five (5) days of such request, evidence satisfactory to Lender of the estimated total cost of completing the Improvements. If Lender shall determine that the Loan is not In Balance, Lender shall have no further obligation to make any Advances of Loan proceeds hereunder, unless Borrower shall, within ten (10) days after date of demand by Lender, deposit with Lender such cash amounts as are required in order to place the Loan In Balance. Such amounts deposited with Lender shall be held in a non-interest bearing account with Lender and shall be disbursed in the same manner herein provided for Advances of Loan proceeds towards the cost of completing the Improvements and such funds of Borrower will be utilized prior to any further utilization of the Loan proceeds for such costs.

               (h) OTHER. Borrower shall have complied with any other requirements set forth by Lender.

                                    Article 8
                  DISBURSEMENTS AND CONDITIONS TO EACH ADVANCE

        8.1 DISBURSEMENT PROCEDURES. All Advances hereunder shall be based upon work in place in accordance with Lender's standard schedules and shall be made by Lender in accordance with a schedule of payments and construction budget established by Lender, but in no event more often than once per each calendar month. All matters with respect to each Advance shall be satisfactory to Lender. Borrower shall make monthly applications for an Advance of Loan proceeds from Lender on a form approved by Lender, and each such application shall be made at least ten (10) business days prior to the date of such anticipated Advance in order to permit Lender to make or cause such inspections as it, from time to time, considers appropriate. All Advances shall be made at the principal office of Lender or at such other place as Lender may from time to time designate. At Lender's option, disbursements may be made by the Title Insurance Company. Such Advances shall be made as the construction progresses upon written orders or vouchers of the Contractor, subcontractors, or materialmen, as determined by Lender, which orders or vouchers, in every case, shall be countersigned by Borrower and, at Lender's option, by Lender's Construction Advisor. Each request for Advance, as so submitted, shall constitute a representation by Borrower that: (i) the work done and the materials supplied to date are in accordance with the Plans and Specifications;
(ii) the work and materials for which payment is requested have been physically incorporated into the Improvements; (iii) the value is as stated; (iv) the work and materials conform with all applicable rules and regulations of the Governmental Authorities having jurisdiction of the Land and Improvements; and
(v) that payment for the work or materials described in such voucher(s) has been made or will be made with the proceeds of the Advance in connection with which the voucher is submitted. Borrower shall provide to Lender (i) an owner's affidavit certifying that all funds disbursed to date by Lender have been paid to the appropriate parties and (ii) copies of lien waivers and/or releases, cancelled checks, paid receipts and/or other evidence satisfactory to Lender establishing proper payment of such obligations and the proper expenditure of Advances made or to be made to Borrower hereunder. All Advances shall be subject to the prior approval of Lender or its representatives inspecting the Land and the Improvements, and no Advance shall be made or due unless Lender determines that all work completed at the time of the application for the Advance has been performed in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction have been furnished and installed and Borrower's foregoing representations are substantiated in every respect (but such determination shall not thereafter be binding upon Lender except to the extent that the facts are as actually represented). It is acknowledged that the forms required by Lender may be modified by Lender from time to time during the course of the Loan. Lender shall have the right to make payments directly to Borrower and/or the Contractor or any subcontractor, materialman, laborer or supplier.

        Loan disbursements shall be made in accordance with the following standards:

               (a) The value of work performed or completed to the reasonable satisfaction of Lender and materials supplied in place on the Improvements, minus the amount of previous Loan disbursements and equity contributions therefor; plus

               (b) The value of materials and equipment incorporated into the work to the reasonable satisfaction of Lender, minus the amount of the previous Loan disbursements and equity contributions therefor; less

               (c) A sum equal to ten percent (10%) of the items described in
        (a) and (b) above, which amount shall be held by Lender until the work is completed from the final draw disbursement.

               The "values" of the work described in subparagraph "a" above and the "values" of the materials and equipment described in subparagraph "b" above shall be computed substantially in accordance with the amounts assigned thereto in any trade payment breakdown or other schedule of payments approved by Lender. No Advances under the Loan will be available for other than Construction Costs approved by Lender.

        No Loan disbursement, for any purpose, will be made after a date which is any time after the Completion Date or if construction of the Improvements has not proceeded in accordance with a construction schedule satisfactory to Lender (the "Construction Schedule"), unless otherwise approved by Lender. In the event that Borrower causes a contractor to be paid prior to the Advance to Borrower, then Borrower shall furnish evidence of such payment to Lender and the Advance will be used to reimburse Borrower for such advance payments.

        8.2 NO ADVANCE UPON EVENT OF DEFAULT. If, at the time any Advance is requested, there exists any Event of Default or any event shall have occurred and be continuing which, with the passage of time or the giving of notice or both, could be an Event of Default hereunder or in any other of the Loan Documents, then Lender shall have no further obligation to make such Advance or any further Advances unless and until such default is cured within any applicable grace period.

        8.3 LIEN RELEASES. Each request for an Advance submitted by Borrower to Lender shall include duly executed and notarized lien releases from each Contractor, subcontractor, materialmen, supplier or other potential "lienor" within the meaning of the Florida Construction Lien Law, evidencing receipt of payment for all work performed through the immediately preceding Advance. If any lien or claim of lien shall be filed against the Land and/or the Improvements or any interest therein by reason of work, labor, services, or materials supplied or claimed to have been supplied, and if such lien or claim of lien is not fully and finally discharged as a lien against the Land and/or the Improvements or fully and finally transferred to bond in accordance with all applicable requirements of the Florida Construction Lien Law from a lien against the Land and/or the Improvements to a lien against other security posted by Borrower within fifteen (15) days after such lien or claim of lien shall have been filed, then Lender, at its option, may (a) upon written notification to Borrower pay and discharge the lien, in which case the sum which Lender shall have so paid will be accepted by Borrower as part of the Loan then due or thereafter to become due hereunder, and/or (b) treat such occurrence as an Event of Default hereunder. Furthermore, notwithstanding anything in the foregoing to the contrary, no Advances will be made to Borrower in the event of and for so long as any lien is filed and remains outstanding against the Land or any portion thereof.

        8.4 NO APPROVAL BY LENDER. The making of any Advance by Lender shall under no circumstances be deemed an approval or acceptance by Lender of any work done prior thereto.

        8.5 CONSTRUCTION LIEN LAW.

               (a) In consideration of the making of the Loan by Lender, Borrower does hereby agree to indemnify and hold the Lender harmless from any and all losses, claims, and damages, including interest, and attorneys fees, which Lender may suffer by virtue of Lender having failed to comply with any of the provisions of the Florida Construction Lien Law (i.e. Chapter 713, Florida Statutes). Borrower shall make or cause to be made only such payments to the Contractor, or any subcontractors, sub-subcontractors, laborers or materialmen, as are "proper payments" under the Florida Construction Lien Law, as amended. Borrower shall supply Lender with a complete list of all contractors, suppliers, materialmen or other potential "lienors" (as defined in the Florida Construction Lien Law) as to the Improvements.

               (b) Borrower and Lender stipulate and agree that for purposes of Chapter 713.3471(1)(a), Florida Statutes, Lender shall not be deemed to have made a "final determination, prior to the distribution of all funds available under a construction loan, that the lender will cease further advances pursuant to the loan" unless Lender notifies Borrower in writing that any cessation or delay, or withholding of any Advance is, and constitutes a "final determination" under the statute. The parties specifically acknowledge and agree that a denial or delay of a request for a Advance which is denied or delayed pursuant to the terms of this Agreement or any of the Loan Documents shall not constitute a "final determination" under the statute unless Lender provides the written notice described herein. Borrower hereby authorizes Lender to provide to any general contractor, subcontractors, materialmen, and other parties who have the potential to place a lien on the Property notification that Lender has made a "final determination" that Lender will make no additional advances under the Agreement, pursuant to Chapter 713.3471, Florida Statutes.

               (c) Borrower and Lender stipulate and agree that for purposes of
        Section 713.3471(2), Florida Statutes, none of the Loan proceeds under the Loan have been designated and none of such proceeds shall constitute "designated construction loan proceeds" within the meaning of such
        Section 713.3471(2), Florida Statutes. Lender shall have the right to determine the amount of the Loan proceeds available for Construction Costs and other costs and Lender shall have the right to make disbursements in accordance with such determinations. In the event Lender does designate portions of the Loan proceeds relating to construction, Borrower's consent will be required prior to any allocation or reallocation of such proceeds and in connection with such consent, Borrower shall provide applicable notices to any Contractor and all other appropriate or affected parties, in accordance with the Florida Construction Lien Law.

               If any request for advances requires an amendment to any breakdown of Construction Costs or a reallocation of any portion of the construction loan proceeds in accordance with the provisions of Chapter 713.3471(2), Florida Statutes, such reallocation request will be considered in accordance with the terms and conditions of this Agreement, and the Borrower shall fully and timely comply with all of the Borrower's obligations under Chapter 713.3471(2)(a), Florida Statutes, including, but not limited to, the providing of all notices required thereby, and Borrower shall provide to Lender written sworn statements executed by the general contractor and all other actual or potential lienors confirming that the general contractor or other lienor or third party has received the written notice required by Chapter 713.3471(2)(a), Florida Statutes. Lender shall not be obligated to approve a reallocation requested by Borrower, or to disburse funds pursuant to an approved reallocation request made by the Borrower, until and unless Borrower has complied with all of its obligations relating to such disbursement under the terms and provisions of this Agreement and Chapter 713.3471, Florida Statutes. Nothing contained herein shall be deemed to constitute a waiver by the Lender of any of its rights relating to the approval of disbursement requests or construction budget or allocations provided elsewhere in this Agreement.

        8.6 ADDITIONAL REQUIREMENTS. Prior to each or certain disbursement(s) of Advances, Lender may require the following:

               (a) TITLE INSURANCE ENDORSEMENT:  That Borrower cause the
        Title Insurance Company to issue an endorsement to the Title Insurance Policy updating the effective date of the Title Insurance Policy and increasing its coverage to include the amount of the disbursement.

               (b) EQUITY: Evidence of compliance with the Equity Funds requirement set forth herein.

               (c) SLAB OR FOUNDATION SURVEY: Immediately upon the completion of the construction of the slab or foundations of the Improvements, a survey shall be submitted to Lender which shall show, and certify to Lender, the locations of such slab(s) or foundation(s). Also, the surveyor shall submit a certification as to the absence of encroachments from, or onto, the Land and compliance of the Improvements, as then-constructed, with zoning laws and other relevant restrictions.

               (d) CONCRETE, SOIL AND OTHER TESTS: A report as to concrete tests shall be submitted to Lender when so requested. A concrete testing firm should make the tests on the concrete used in the Improvements at the times such concrete is being poured. The tests shall not be made by any of the contractors working on the Improvements. The frequency of such tests shall be in accordance with the recommendations of the firm making the tests. A report as to the compaction or other soil tests made on the Land by a soil testing firm should also be submitted to Lender when so requested. The number and locations of such soil tests shall be in accordance with the recommendations of the soil testing firm. Borrower shall promptly submit to Lender copies of reports of all other physical tests made on the Land, the Improvements or the materials to be incorporated into the Improvements and shall, at Borrower's expense, cause to be made such additional tests from time to time as Lender may reasonably require.

               (e) PREVIOUS CONDITIONS. That Borrower shall have satisfied all conditions precedent for the making of the Initial Advance and all conditions precedent set forth elsewhere in this Agreement and in any Loan Document.

               (f) LITIGATION. That no litigation, arbitration or other proceeding shall have been commenced against Borrower or any contractor which in Lender's judgment, materially impairs or is likely to impair Borrower's ability to complete the
        Improvements.

               (g) INSPECTIONS. That Lender shall have received written evidence, in form and substance satisfactory to Lender to the effect that all work requiring inspection by Governmental Authorities has been duly inspected and approved by such Governmental Authorities and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

                                    Article 9
                    REQUIREMENTS FOR FINAL LOAN DISBURSEMENT

        Prior to the final Loan disbursement, the following items must be submitted to and approved by Lender:

               (a) AS-BUILT SURVEY: Three (3) copies of an as-built Survey of the Property.

               (b) CERTIFICATE(S) OF OCCUPANCY: Certificate(s) of occupancy or completion (or its or their equivalent) from the appropriate Governmental Authorities.

               (c) CONTRACTOR'S CERTIFICATION: Certification from the Contractor that all Improvements required to be constructed have been completed in accordance with the Plans and Specifications.

               (d) ARCHITECT'S CERTIFICATION: Certification from the Architect that all Improvements required to be constructed have been completed in accordance with the Plans and Specifications.

               (e) ENGINEER'S CERTIFICATION:  Certification from the
        Engineer that the applicable portion of the Improvements overseen by the Engineer has been completed in accordance with the Plans and Specifications.

               (f) LIEN RELEASES/AFFIDAVITS: Borrower shall supply Lender with final lien waivers and releases from each Contractor, subcontractor, materialman, supplier or other "potential lienor" within the meaning of the Florida Construction Lien Law, together with a final Contractor's Affidavit, an Owner's Affidavit and such other sworn affidavits as may be required under the Florida Construction Lien Law or otherwise required by Lender or its counsel. Such releases and/or affidavits shall certify that such entities or persons and all parties in privity with them have been paid in full and waiving their lien rights against the Property.

               (g) TITLE ENDORSEMENT: An endorsement to the Title Insurance Policy updating the effective date of the Title Insurance Policy through the final construction draw and increasing its coverage to include the amount of such disbursement.

               (h) INSURANCE: At such time as the Improvements are occupied, an "all-risk" permanent insurance policy shall be submitted to Lender, which policies shall conform to the requirements of Lender, as more fully set forth in the Mortgage.

               (i) AS-BUILT PLANS AND SPECIFICATIONS: Two sets of detailed as-built Plans and Specifications, which must be approved and identified as such in writing by

        Borrower, the Architect and the Contractor. The two sets must include plans and specifications for architectural, structural, mechanical, plumbing, electrical and site development (including storm drainage, utility lines and landscaping) work.


                                   Article 10
                                EVENTS OF DEFAULT

        Each of the following is an event of default hereunder ("Event of Default"):

               (a) If Borrower fails to pay any installment of interest or principal due under the Note within the grace period, if any, therein set forth; or

               (b) If there occurs any default under any other term of this Agreement, the Note, the Mortgage, or any of the other Loan Documents relating hereto or thereto; or

               (c) If any representation or warranty of Borrower hereunder shall prove to be incorrect in any material respect; or

               (d) The injury, loss, damage, destruction, condemnation or other act of eminent domain affecting all or a substantial part of the Land and/or the Improvements; or

               (e) Borrower or any general partner of Borrower or any Guarantor
        (i) files a voluntary petition in bankruptcy or a petition or answer seeking or acquiescing in any reorganization or for an arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself pursuant to the United States Bankruptcy Code or any similar law or regulation, federal or state, relating to any relief for debtors, now or hereafter in effect; or (ii) makes an assignment for the benefit of creditors or admits in writing its inability to pay or fails to pay its debts as they become due; or (iii) suspends payment of its obligations or takes any action in furtherance of the foregoing; or (iv) consents to or acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of Borrower, a general partner of Borrower, or any Guarantor, for all or any part of the Collateral or other assets of such party, or either; or
        (v) has filed against it an involuntary petition, arrangement, composition, readjustment, liquidation, dissolution, or an answer proposing an adjudication of it as bankrupt or insolvent, or is subject to reorganization pursuant to the United States Bankruptcy Code, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or any similar law, federal or state, now or hereinafter in effect, and such action is approved by any court of competent jurisdiction and the order approving the same shall not be vacated or stayed within thirty (30) days from entry; or (vi) consents to the filing of any such petition or answer, or shall fail to deny the material allegations of the same in a timely manner; or

               (f) (1) A final judgment is entered against Borrower, or any Guarantor, or any general partner of Borrower, that (i) adversely affects the value, use or operation of the Property, in Lender's sole judgment, or (ii) adversely affects, or may adversely affect, the validity, enforceability or priority of the lien or security interest created by the Mortgage or any other Loan Document in Lender's sole judgment, or both; or

               (g) There shall have occurred any substantial adverse change in the financial condition of Borrower or any Guarantor; or

               (h) If the progress of the work in the construction of the Improvements is unsatisfactory in the reasonable judgment of Lender's Construction Advisor to achieve completion of the Improvements before the Completion Date and in the manner contemplated herein in accordance with the Construction Schedule; or

               (i) If Borrower fails to continuously and diligently construct the Improvements in a timely manner in accordance with the Construction Schedule for and in accordance with the Plans and Specifications or permits or allows any interruption of construction of the Improvements or fails to cause the construction of the Improvements to be completed and a certificate of occupancy or its equivalent to be issued therefor on or before the Completion Date; or

               (j) If Borrower fails to satisfy all conditions precedent to the Initial Advance or any Additional Advance; or

               (k) If any building or other permit, license or other approval of any Governmental Authority required in connection with the construction of the Improvements or the operation of the Property is not maintained in full force and effect or is cancelled; or

               (l) If any of the materials, fixtures or articles used in the construction of the Improvements or the appurtenances thereto, or to be used in the operation thereof are not in strict accordance with the Plans and Specifications; or

               (m) If any party obtains an order or decree in any court of competent jurisdiction enjoining or delaying the construction or completion of the Improvements or enjoining or prohibiting Borrower or Lender from carrying out the provisions of this Agreement and such order or decree is not vacated within fifteen (15) days after the issuance thereof; or

               (n) If Borrower fails to duly and promptly observe, perform and discharge any covenant, term, condition or agreement contained in this Loan Agreement (other than a covenant, term, condition or agreement requiring the payment of money) or violates any negative covenant contained herein and such failure or violation is not curable, or if curable continues for a period of ten
        (10) days after written notice thereof from Lender to Borrower; or

               (o) If Borrower fails to pay all Impositions when due, except such as Borrower contests, in good faith, by an appropriate proceeding, in which event Borrower shall furnish to Lender, if requested, a bond or other security satisfactory to Lender in an amount sufficient to protect Lender and its interest in the Property; or

               (p) If at any time Lender deems itself insecure for any reason whatsoever (notwithstanding any grace period in any Loan Documents), or if any change or event shall occur which in Lender's exclusive judgment impairs any security for the Loan, increases Lender's risk in connection with the Loan, or indicates that Borrower or Guarantor may be unable to perform their respective obligations under any Loan Document; or

               (q) Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or the Property and is not removed by payment or transferred to substitute security in the manner provided by law, within fifteen (15) days after it is recorded in accordance with applicable law, or is not contested by Borrower in the manner permitted by the Mortgage; or

               (r) Borrower's default in the performance of its obligations as lessor under any lease of all or any portion of the Property, which default could result, in Lender's sole judgment, in the termination of said lease; or

               (s) In the event there is no valid building permit for the construction of the Improvements in effect for a period of three (3) months (after the permit has been obtained) or in the event any site plan, zoning or any developmental permit or approval with respect to the Property is revoked for any reason; or

               (t) The death of any Guarantor, or any default in the payment or performance of any obligation of any Guarantor arising under the Guaranty or pursuant to any other Loan Document; or

               (u) Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Property is located, or shall be dissolved or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets; or

               (v) If, without the prior written consent of Lender in Lender's sole discretion, any partnership interest of Borrower or any shares of stock of any partner of Borrower are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or, if any general partnership interest or other equity interest in Borrower is issued, sold, transferred, assigned, conveyed, mortgaged, pledged, orotherwise disposed or, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into, or any general partner of Borrower withdraws from the partnership; or

               (w) Any sale, conveyance, transfer, assignment, or other disposition of all or any part of the Property or any ownership interest in Borrower or any Guarantor except as otherwise permitted hereby or in any Guaranty; or

               (x) Any statement or representation of Borrower or any Guarantor contained in the Loan application or any financial statements or other materials furnished to Lender or any other lender prior or subsequent to the making of the Loan secured hereby are discovered to have been false or incorrect or incomplete; or

               (y) Borrower or any Guarantor shall default under any obligation imposed by any indemnity whether contained within any of the Loan Documents, the Hazardous Waste Certification and Indemnification Agreement, Americans with Disabilities Act Certificate and Indemnification Agreement or otherwise; or

               (z) Any default by Borrower under any other documents or instruments evidencing any other loans by Lender to Borrower (or by Lender to any Guarantor) or in any mortgages or other collateral documents securing such loans; or

               (aa) The cessation of the construction of the Improvements for more than ten (10) consecutive days without the written consent of Lender; or

               (bb) Failure of any of the materials supplied for the construction of the Improvements to comply with the Plans and Specifications or any Governmental Requirements of any Governmental Authority unless Borrower undertakes and diligently pursues the correction of such failure; or

               (cc) A determination by Lender or Lender's Construction Consultant that construction of the Improvements will not be completed on or before the Completion Date; or

               (dd) Borrower is generally not paying its debts as such debts become due; or

               (ee) If there is any change in the executive management (i.e. Presidents or C.E.O.'s of the General Partners of Borrower) of Borrower without the express prior written consent of Lender; or

               (ff) Any sale, conveyance, transfer, assignment or other disposition of the Guarantor's ownership interest in and to any of the Guarantor Subsidiaries; or

               (gg) Borrower's default in the performance or payment of Borrower's obligations under any other note, or under any other mortgage encumbering all or any part of the Property, if such other mortgage is permitted by Lender, whether such other note or mortgage is held by Lender or by any other party.

                                   Article 11
                    LENDER'S REMEDIES IN THE EVENT OF DEFAULT

        11.1 REMEDIES. If an Event of Default shall have occurred, Lender may, at its option, exercise any, some or all of the following remedies, concurrently or consecutively:

               (a) TERMINATION OF ADVANCES. Lender may cease making Loan Advances hereunder.

               (b) REMEDIES UNDER NOTE, MORTGAGE AND OTHER LOAN DOCUMENTS. Lender may exercise any and all of its rights and remedies provided under the Note, the Mortgage and any other Loan Documents and as may be available to Lender under Florida Law.

               (c) COMPLETION OF IMPROVEMENTS. Lender may do any or all of the following to the maximum extent permitted under the laws of the State of Florida, either in the name of Lender or in the name of
        Borrower:

                      i. Elect to complete the Improvements or cause same to be completed in accordance with the terms of this Agreement and the Plans and Specifications, but with such changes, alterations, or modifications as Lender may deem appropriate.

                      ii. Enforce all rights of Borrower under any contracts made by Borrower in connection with the Property or may, if Lender deems it advisable, cancel any or all of such contracts.

                      iii. Take over and use in the completion of the Improvements all or any part of the materials, supplies, fixtures, equipment and other personal property contracted for by Borrower, whether or not previously incorporated into the Improvements.

                      iv. In connection with any construction undertaken to complete the Improvements: (A) employ builders, contractors, subcontractors, architects, engineers, inspectors and others for the purpose of furnishing labor, materials, supplies, fixtures, equipment and other personal property in connection with the completion of the Improvements; (B) purchase all items necessary, proper, or convenient for completing the Improvements; (C) pay, settle or compromise all bills and claims that are or may become liens against the Property or any portion thereof, or which have been or may be incurred in any manner in connection with completing the Improvements and discharge any lien or encumbrance on, or defect in the title of, the Property or any portion thereof; (D) execute all applications and certificates in the name of Borrower which may be required in completing the Improvements; (E) institute such legal or other proceedings and defend such actions or proceedings as Lender shall deem appropriate in connection with completing the Improvements; or (F) take, delay in, or refrain from taking, such action hereunder as Lender may from time to time determine.

                      v. At any time and from time to time, discontinue any work commenced with respect to completion of the Improvements or abandon completion of the Improvements or change any course of action undertaken by it.

               (d) SECURITY GUARDS. Lender may employ security guards to protect and preserve the Property and the materials, supplies, fixtures, equipment and any other personal property located thereon.

        11.2 PROCEED AGAINST GUARANTOR. Lender may proceed directly against any Guarantor, with or without exercising its rights against Borrower, and to seek and obtain judgment against any Guarantor, which liability shall be joint and several if more than one Guarantor.

        11.3 REMEDIES CUMULATIVE AND CONCURRENT. All of the remedies herein given to Lender or otherwise available to it shall be cumulative and may be exercised concurrently. Failure to exercise any of the remedies herein provided shall not constitute a waiver thereof by Lender, nor shall use of any such remedies prevent the subsequent or concurrent resort to any other remedy or remedies which shall be vested in Lender by this Agreement, under the Loan Documents, or at law or in equity. To be effective, any waiver by Lender must be in writing and such waiver shall be limited in its effect to the condition or default specified therein; but no such waiver shall extend to any subsequent condition or default or impair any right consequent thereon.

        11.4 WAIVER, DELAY OR OMISSION. No waiver of any Event of Default hereunder shall extend to or affect any subsequent Event of Default or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Lender to exercise any right, power or remedy shall be construed to waive any such Event of Default or to constitute acquiescence therein.

        11.5 BORROWER'S LIABILITY FOR EXPENDITURES AND ADVANCES. Borrower shall pay Lender for all costs, charges, expenses, and reasonable attorneys' fees paid or incurred by Lender in connection with the completion of the Improvements or in connection with the employment of security guards as herein set forth. A statement of such costs, charges, expenses, and fees, verified by the affidavit of an officer of Lender, shall be conclusive of the amounts so expended and of the propriety or the necessity for such expenditure. Lender shall have the right to apply the Loan proceeds agreed to be advanced hereunder, including, but not limited to, any retainages and monies in escrow, toward completion of the Improvements and toward all costs, charges, expenses and legal fees incurred incident thereto. Any costs, charges, expenses and fees incurred by Lender in excess of available Loan proceeds, shall earn interest at the Default Rate from and after the date incurred by Lender. Borrower agrees that any and all expenditures incurred, shall be deemed to have been advanced by Lender to Borrower and that all such sums shall be deemed a portion of the Loan and shall be secured by the lien of the Mortgage and the other Loan Documents.

        11.6 LENDER APPOINTED ATTORNEY-IN-FACT. For the purpose of Lender exercising its rights hereunder, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution, and empowers said attorney or attorneys to execute, acknowledge and deliver any instruments and to do and perform any acts referred to in this Article in the name of and on behalf of Borrower. The powers vested in said attorney-in-fact are and shall be deemed to be coupled with an interest and cannot be revoked.

        11.7 DISBURSING AGENT FOR BORROWER. At any and all times while an Event of Default exists under this Agreement, Lender or its agents, at its or their option (without further authorization from Borrower), may (but shall not be required to) act as disbursing agent for Borrower with respect to the Loan proceeds. Borrower covenants and agrees to pay any and all reasonable fees and charges payable to such disbursing agent.

                                   Article 12
                                  MISCELLANEOUS

        12.1 EXCESS FUNDS. Borrower represents, warrants and covenants that Borrower shall be responsible for any funds needed in excess of the Loan for completion of the Improvements.

        12.2 ESTABLISH EXISTENCE OF FACTS. Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts, and Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or non-existence.

        12.3 ATTACHMENT OR LEVY BY CREDITOR. No part of the Loan will be, at any time, subject or liable to attachment or levy at the suit of any creditor of Borrower or of any other interested or non-interested party, or at the suit of any contractor, subcontractor, sub- subcontractors or materialman, or any of their creditors.

        12.4 INDEMNIFICATION. Borrower does hereby and shall indemnify and hold Lender, its directors, officers, employees, agents, successors and assigns harmless of and from any and all loss or damage, of whatsoever kind, and defend Lender and such other indemnified parties of, from and against any suits, claims or demands, including, without limitation, Lender's reasonable legal fees, paralegal fees, costs and expenses at all trial, appellate, supplemental and bankruptcy proceedings or levels, on account of any matters or anything arising out of this Agreement or in connection with the Loan. Such obligations shall survive completion of the Improvements and repayment of the Loan.

        12.5 NO THIRD PARTY BENEFICIARY. All conditions of Lender hereunder are imposed solely and exclusively for the benefit of Lender and its successors and assigns, and no other person shall have standing to require satisfaction of said conditions or be entitled to assume that Lender will make Advances in the absence of strict compliance of any or all thereof, and no other person shall, under any circumstances, be deemed to be a beneficiary of this Agreement or the Loan Documents, any provisions of which may be freely waived in whole or in part by Lender at any time if, in its sole discretion, it deems it desirable to do so. In particular, Lender makes no representations and assumes no duties or obligations as to third parties concerning the quality of the construction by Borrower of the Improvements or the absence therefrom of defects.

        12.6 APPLICATION OF FUNDS. Nothing contained in this Agreement or any Loan Document shall impose upon Lender any obligation to oversee the proper use or application of any disbursements or Advances of funds made pursuant to the Loan.

        12.7 INVALID PROVISIONS. If performance of any provision hereof or any transaction related hereto is limited by law, then the obligation to be performed shall be reduced accordingly, and if any clause or provision herein contained operates or would operate to invalidate this Agreement in part, then the invalid part of said clause or provisions only shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

        12.8 WAIVER. If Lender shall waive any provisions of this Agreement or any of the Loan Documents, or shall fail to enforce any of the conditions or provisions of this Agreement, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions.

        12.9 ENTIRE AGREEMENT. This Agreement and the documents expressly referred to herein or otherwise executed in connection herewith embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter.

        12.10 NOTICE. All notices given hereunder shall be in writing and addressed as follows:

        (a)    Lender:            BankAtlantic
                                  1750 East Sunrise Boulevard
                                  Fort Lauderdale, FL  33304
                                  Attn:  Marcia K. Snyder,
                                  Executive Vice President

               with copy to:      Conrad J. Boyle, Esq.
                                  Mombach, Boyle & Hardin, P.A.
                                  500 East Broward Boulevard
                                  Suite 1950
                                  Fort Lauderdale, Florida 33394

        (b)    Borrower:          OCEAN RANCH VACATION GROUP
                                  6400 N. Andrews Avenue
                                  Fort Lauderdale, FL  33309
                                  Attn:  Henry Cairo, Chief Operating Officer


               and:               c/o Vacation Break at Ocean Ranch, Inc.
                                  3015 North Ocean Boulevard
                                  Suite 121
                                  Fort Lauderdale, FL 33308
                                  Attn: Marc Landau, Vice President

               with copy to:      Leonard Lubart, Esq.
                                  Greenspoon, Marder, Hirschfeld & Rafkin
                                  100 West Cypress Creek Road
                                  Suite 700
                                  Fort Lauderdale, FL 33309

               (a) Any notice, report, demand or other instrument authorized or required to be given or furnished under this Agreement to Borrower or Lender shall be deemed given or furnished when addressed to the party intended to receive the same, at the above address and delivered at such address (by hand delivery or by expedited courier) or deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party.

               (b) Each party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

        12.11 HEADINGS. The headings preceding the text of the sections of this Agreement are used solely for convenience or reference and shall not affect the meaning, construction, or effect of this Agreement.

        12.12 ASSIGNMENT BY LENDER. Lender shall have the right at any time to convey or assign the Loan, or any portion thereof, and, additionally, shall have the right to sell a participation in the Loan to another lending institution at any time that the Loan is outstanding, in any amount as solely determined by Lender. Borrower agrees to execute such documentation as may be reasonably requested by Lender in connection with any such sale or assignment.

        12.13 ASSIGNMENT BY BORROWER. Borrower shall not assign this Agreement without the prior written consent of Lender, and any assignment in violation hereof shall be of no force and effect and shall constitute an Event of Default herein. Subject to the previous sentence, this Agreement shall extend to and bind the parties hereto, and their respective successors and assigns.

        12.14 FLORIDA LAW. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws of conflicts) of the State of Florida.

        12.15 NO PARTNERSHIP. In no event shall Lender's rights hereunder or under any of the Loan Documents, grant to Lender the right to or be deemed to indicate that Lender is in control of the business, management or properties of Borrower, or has power over the daily management functions and operating decisions made by Borrower. Lender is the lender only and shall not be considered a shareholder, joint venturer or partner of Borrower. Borrower and Lender intend that the relationship created under the Note, the Mortgage and all other Loan Documents, including this Agreement, be solely that of debtor and creditor, mortgagor and mortgagee or borrower and lender, as the case may be. Nothing herein or in any of the Loan Documents is intended to create a joint venture, partnership, tenancy in common or joint tenancy relationship between Borrower and Lender, nor to grant to Lender any interest in the Property other than that of creditor or mortgagee, it being the intent of the parties hereto that Lender shall have no liability whatsoever for any losses generated by or incurred with respect to the Property nor shall Lender have any control over the day to day management or operation of the Property. The terms and provisions of this paragraph shall control and supersede over every other provision and all other agreements between Borrower and Lender. Borrower hereby agrees to indemnify and hold Lender, its directors, officers, employees, agents, successors and assigns harmless and defend Lender and such other indemnified parties from and against any loss, liability, cost or expense (including, without limitation, reasonable attorneys fees, paralegal fees, costs, expenses and disbursements) and all claims, actions, procedures and suits arising out of or in connection with any construction of the relationship of

Borrower and Lender as to that of joint venturers, partners, tenants in common, joint tenants or any relationship other than that of debtor and creditor or any assertion that such a construction should be made. The foregoing indemnity shall survive the repayment of the Note and the satisfaction of the Mortgage and shall continue for so long as any liability for which the indemnify is given may exist or arise.

        12.16 NO REPRESENTATIONS BY LENDER. Lender has no obligations in connection with the Property except to advance the proceeds of the Loan as herein provided, and Lender shall not be liable for the performance of any contractor, subcontractor, or supplier of materials, fixtures, equipment and any other personal property, or for the failure to construct, complete, protect or insure the Improvements, or for the payment of any cost or expenses incurred in connection therewith, or for the performance or non-performance or delay in performance of any obligation of Borrower to Lender. Any inspection by Lender or Lender's Construction Advisor of the Improvements, approval of the Plans and Specifications or other activities in the nature thereof shall only be for the sole benefit of Lender and for the purpose of protecting the security of Lender, and the same shall in no way be construed as a representation on the part of Lender that there is compliance on the part of Borrower with the Plans and Specifications or that the construction of the Improvements is free from faulty material, fixtures, equipment, and other personal property, or workmanship. The fact that Lender or Lender's Construction Advisor makes such inspections shall not relieve Borrower from its duty to independently ascertain that the Improvements are being completed in strict accordance with the Plans and Specifications, and Borrower has no right to rely on any procedures required or utilized by Lender.

        12.17 ATTORNEYS' FEES AND EXPENSES. Any reference in this Agreement to legal fees or attorneys' or counsels' fees paid or incurred by Lender shall be deemed to include paralegals' fees and legal assistants' fees. Moreover, wherever provision is made herein for payment of attorneys' or counsels' fees or expenses incurred by the Lender, said provision shall include, but not be limited to, such fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, supplemental or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced or after entry of a final judgment.

        12.18 LOAN EXPENSES. Borrower shall pay all costs and expenses in connection with the Loan and the preparation, execution, delivery and performance of this Agreement and the other Loan Documents including, but not limited to: (i) Loan fees, (ii) fees and disbursements of counsel for Lender (in connection with the preparation of and the enforcement and protection of rights of Lender) and Borrower, (iii) broker's fees and commissions, (iv) documentary stamps, intangible taxes (recurring and non-recurring) and other taxes; (v) recording costs and expenses, (vi) costs for environmental audits, reports or inspections, building or property inspections or reports, surveys and appraisals, (vii) travel expenses, photocopying and long distance telephone charges of Lender's counsel, (viii) abstracting charges, title update fees and premiums related to title insurance commitments and policies,

(ix) fees for inspections and title examination, (x) the cost of corporate or entity verifications, judgment, tax or lien searches or the cost of due diligence activities conducted or ordered by Lender or its counsel, (xi) fees of Lender's Construction Advisor, (xii) insurance premiums, and (xiii) license and permit fees, and Borrower shall indemnify and hold Lender harmless from and against any and all costs, losses, liabilities and expenses arising in connection with any of the foregoing. Borrower hereby authorizes Lender to utilize the proceeds of the Loan to satisfy any and all of the costs and expenses referred to herein and no further direction or authorization from Borrower shall be necessary to warrant disbursements in payment of the foregoing, and all such disbursements shall earn interest as provided in the Note and shall be secured by the Mortgage.

        12.19 GOVERNMENTAL REGULATION OF LENDER. Lender is subject to various Governmental Authorities and the laws, rules and regulations enacted, adopted and promulgated by them. To the extent that Lender's power and authority to perform the obligations on the part of Lender to be performed under this Agreement, now or hereafter, may be limited or regulated thereby, Lender is hereby excused from such performance. Notwithstanding the foregoing, Lender warrants and represents to Borrower that it is authorized to make and fund the Loan under the terms of the Loan Documents.

        12.20 MODIFICATION, WAIVER, CONSENT. Any modification, consent, change, waiver, discharge, amendment or termination of any provision of this Agreement or any consent to any departure by Borrower therefrom shall not be effective unless the same is in writing and signed by an authorized officer of Lender, and then such modification, consent, change, waiver, discharge, amendment or termination shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Borrower not specifically required of Lender hereunder shall not entitle Borrower to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder. Any Advance of Loan proceeds hereunder shall not constitute a waiver of any of the conditions of Lender's obligations to make an Additional Advance nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default hereunder as elsewhere provided in this Agreement.

        12.21 STRICT PERFORMANCE. Time is of the essence as to all matters provided for in this Agreement.

        12.22 ACCRUAL OF INTEREST UNDER THE NOTE. Interest under the Note shall commence to accrue as of the date of disbursal or wire transfer by Lender, notwithstanding whether Borrower shall receive the benefits of such monies as of such date and even if such monies are held in escrow pursuant to the terms of any escrow arrangement or agreement. When monies are disbursed by wire transfer, then such monies shall be considered advanced at the time of the transmission of the wire rather than at the time of receipt thereof by the receiving bank.

        12.23 FURTHER ASSURANCES. On demand by Lender, Borrower will do any act and execute any additional documents reasonably required by Lender to secure the Loan, to confirm or perfect the lien of the Mortgage and the other Loan Documents or to comply with the Credit Facility Letter, including, but not limited to, additional financing statements or continuation statements, new or replacement notes and/or loan documents and agreements supplementing, extending or otherwise modifying the Loan Documents and certificates as to the amount of the indebtedness evidenced by the Note from time to time.

        12.24 PARTIAL RELEASES. Provided there is no event of default by Borrower under the Loan, Borrower shall be entitled to the partial release of a Unit Week from the lien and encumbrance of the Mortgage upon the payment of the "Partial Release Price" calculated as provided hereinbelow. Partial releases will be available for Unit Weeks provided that at least 50% of the Unit Weeks available in the applicable Unit have been sold, as evidenced by fully executed and binding Sales Contracts for those Unit Weeks. Partial releases will be available for Biennial Weeks provided that an aggregate of at least twenty-six
(26) Unit Weeks in the applicable Unit (consisting of sales of Unit Weeks and Biennial Weeks) have been sold, as evidenced by fully executed and binding Sales Contracts. For purposes of calculating the number of "sold" Unit Weeks under this paragraph, each Biennial Week shall count as one-half (1/2) of a Unit Week, such that the sale of 2 Biennial Weeks shall equal the sale of 1 Unit Week. The partial release of any Unit Week or any Biennial Week from the lien of the Mortgage shall include a partial release as to all security interests with regard to that Unit including Lender's security interest in Sales Contracts and personal property as reflected in the UCC-1 Financing Statements and other Loan Documents.

        The "Partial Release Price" for a Unit Week shall be an amount equal to the greater of: (i) 28% of the gross sales price of the Unit Week or (ii) $3,053.00. The "Partial Release Price" for a Biennial Week shall be an amount equal to the greater of: (i) 28% of the gross sales price of the Biennial Week or (ii) $1,526.50. To the extent that Borrower requests that an entire Time Share Unit be released prior to the sale of at least 50% of the Unit Weeks contained in such Unit, the "Partial Release Price" for such Unit shall be equal to the greater of: (i) $158,756.00 or (ii) 28% of the average gross sales price of Unit Weeks (as set forth in existing Sales Contracts) with respect to the subject Unit. In the event the Project consists of 99 Units rather than 100 Units such that there is an aggregate of 5,148 Unit Weeks, in that event the minimum release price for each Unit Week will be increased from $3,053.00 to $3,084.00, the minimum release price for a Biennial Week will be increased from $1,526.50 to $1,542.00 and the minimum Partial Release Price for a Unit will be increased from $158,756.00 to $160,360.00.


        12.25 LEASE APPROVAL. Borrower acknowledges and agrees that the approval (directly or indirectly) of any lease by Lender shall not be construed in any manner to create any liability or responsibility as to Lender in the event that such lease or the tenant thereunder should default. The review of any lease by Lender shall be solely for Lender's own purposes, shall not constitute any representation by Lender as to the subject lease and may not be relied upon by Borrower in any manner. Borrower shall independently review and approve any lease prior to execution thereof by Borrower.

        WAIVER OF TRIAL BY JURY.  BORROWER AND LENDER HEREBY MUTUALLY
KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY, AND,
NO PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL RE PRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE LOAN, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE LOAN OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN OR TO THIS AGREEMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO BORROWER OR TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Signed, sealed and delivered        OCEAN RANCH VACATION GROUP, a
in the presence of:                         Florida General Partnership

                                      By:  Ocean Ranch Development, Inc., a
                                      Florida corporation, General Partner


__________________________            By: /s/____________________________
Print Name:_______________

__________________________            Its:____________________________
Print Name:________________
                                             (Corporate Seal)

                                      By:  Vacation Break at Ocean Ranch, Inc.,
                                      a Florida corporation, General Partner


____________________________          By: /s/__________________________
Print Name:_________________

____________________________          Its:___________________________
Print Name:_________________
                                             (Corporate Seal)



                                      BANKATLANTIC, a Federal Savings Bank


____________________________          By: /s/__________________________________
Print Name:_________________                  Marcia K. Snyder,
                                              Executive Vice President
____________________________
Print Name:_________________